UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation, including updated financial information from the investor presentation filed on March 29, 2024 (the “Investor Presentation”), that will be used by Maquia Capital Acquistion Corporation (“Maquia”), in connection with the transactions contemplated by the Business Combination Agreement described below (the “Business Combination”).

As previously reported, on August 8, 2023, Maquia, Maquia Merger Sub, Inc., and Immersed Inc. (“Immersed”), entered into a Business Combination Agreement pursuant to which Maquia and Immersed agreed to pursue a Business Combination.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Business Combination, Maquia filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which included a preliminary proxy statement/prospectus of Maquia and consent solicitation statement of Immersed, in connection with the Business Combination and related matters. After the Registration Statement is declared effective, Maquia and Immersed will mail a definitive proxy statement/prospectus and other relevant documents to their respective stockholders. This Current Report on Form 8-K does not contain any information that should be considered by Maquia’s or Immersed’s stockholders concerning the transaction and is not intended to constitute the basis of any voting or investment decision in respect of the transaction or the securities of Maquia. Maquia's and Immersed’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus/consent solicitation statement, and amendments thereto, and, when available, the definitive proxy statement/prospectus/consent solicitation statement in connection with Maquia's and Immersed solicitation of proxies for their stockholders' meetings to be held to approve the Business Combination and related matters because the proxy statement/prospectus/consent solicitation statement will contain important information about Maquia and Immersed and the proposed Business Combination.

The definitive proxy statement/prospectus/consent solicitation statement will be mailed to stockholders of Maquia and Immersed as of a record date to be established for voting on the proposed Business Combination and related matters. Stockholders may obtain copies of the registration statement, proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC by Immersed and Maquia, when available, without charge, at the SEC's website at www.sec.gov or by directing a request to: Maquia Capital Acquisition Corp., at https://maquiacapital.com/ or a written request to: Jeronimo Peralta, Chief Financial Officer, 50 Biscayne Boulevard, Suite 2406, Miami, FL 33132.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction, neither is it intended to nor does it not constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. Maquia, Maquia Investments North America LLC (Maquia's Sponsor), Immersed and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Maquia's stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Maquia or Immersed in the proxy statement/prospectus/consent solicitation statement relating to the proposed Business Combination filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the proposed Business Combination, are forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability of the parties to complete the transactions contemplated by the definitive agreement relating to the Business Combination in a timely manner or at all; the risk that the Business Combination may not be completed by Maquia's initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Maquia; the outcome of any legal proceedings that may be instituted against Maquia or Immersed, the post-combination company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the stockholders of Maquia; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Business Combination; costs related to the proposed transaction; actual or potential conflicts of interest of Maquia’s management with its public stockholders; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on Immersed's business relationships, operating results, current plans and operations of Immersed; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the post-combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; changes in applicable laws or regulations; the possibility that Maquia, Immersed or the post-combination company may be adversely affected by other economic, business, and/or competitive factors; Maquia's or Immersed's estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the proposed Business Combination; Maquia’s and Immersed's ability to execute on their business plans and strategy; the risk that the price of Macquia’s or the post-combination company’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting the post-combination company’s business and changes in the combined capital structure; the post-combination company’s ability to successfully develop and integrate its innovative products, including Visor; risks related to the spatial computing software market in general; and other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Registration Statement referenced above and other documents filed by Maquia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Maquia and Immersed assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Neither Maquia nor Immersed gives any assurance that Maquia or Immersed, or the post-combination company, will achieve any stated expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Deck
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2024

Maquia Capital Acquisition Corporation

By:	/s/Jeronimo Peralta
	Name:	Jeronimo Peralta
	Title:	Chief Financial Officer

4